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• – • • 175 32 18 15 13 6 5 3 2.19% 0.18% 0.16% 0.76% 0.07% 0.33%

2,842 2,644 919 803 149 41

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NewFortress energy

NFE Brazil

Confidential Info Memo

May 2024

Definitions and acronyms

- **Alunorte:** Norsk Hydro Alumina Refinery
- **BNDES:** Brazilian Development Bank
- **CELBA:** Barcarena Power Plant
- **CCEE:** Chamber of Electric Energy Commercialization
- **CPI:** Consumer Price Index
- **COD:** Commercial Operation Date
- **EPC:** Engineering, Procurement, and Construction Contract
- **Flexibility:** Non-mandatory dispatch, based on merit order dispatch from the grid operator
- **FSRU:** Floating Storage Regasification Unit
- **GDP:** Gross Domestic Product
- **GSA:** Gas Supply Agreement
- **HH:** Henry Hub
- **Inflexibility:** Mandatory dispatch
- **IPCA:** Brazilian General Inflation Index
- **JKM:** Japan / Korea Marker
- **LDC:** Local Distribution Company
- **LNG:** Liquified Natural Gas
- **LTV:** Loan-to-Value Ratio
- **ONS:** National System Operator
- **PLD:** Brazilian power spot price reference
- **PPA:** Power Purchase Agreement
- **PUE:** Power Usage Effectiveness
- **SIN:** Sistema Interligado Nacional (Brazilian Interconnected National System)
- **TGS:** Santa Catarina Terminal

NFE Brazil is an integrated portfolio of LNG terminals and downstream gas & power customers…

Terminals entered service in March 2024 & are essential infrastructure to serve Brazil's large & growing energy needs


Barcarena, NFE
Bolivian gas
Rio Office, NFE
4 management
team members
>50 employees
Rio office & assets
TGS, NFE
NFE Terminal entry point
TAG Pipeline
NTS Pipeline
TBG Pipeline

Barcarena


ENERGOS

- **2.2 GW** of existing power
  - Contracted for **wtd. avg. 18 years**
- **1 MTPA** of contracted gas supply
- **6 MTPA** total supply capacity
  - **4 MTPA** utilized today[1]
    - **1 MTPA** of baseload demand
    - **3 MTPA** reserved for power plant dispatch

TGS



- Expect to contract **+2.5 GW of power** in 2024
- **100 MW** of existing power
- **6 MTPA** total supply capacity
  - Expect up to **3 MTPA** of LNG supply to power & **1 MTPA** of gas supply to downstream customers

...with significant long-term, contracted cash-flows and near-term growth

Our LNG infrastructure assets are positioned to provide gas & power to growing & underserved markets Brazil

1 Existing contracts with ~$470mm EBITDA[2,3,4,10]

2 LNG Terminals with **12 MTPA of capacity**

- **1 MTPA currently contracted** for baseload gas supply under long-term contracts
- **3 MTPA currently contracted** for power plant dispatch

2.3 GW of long-term contracted power

- Weighted average **PPA life of ~18 years**[5]

~$470mm in contracted EBITDA[2,3,4,10]

- **90% fixed capacity** payments or take-or-pay, 10% from power dispatch with potential for further dispatch upside

2 2024 growth plan

Secure 2.5 GW+ of new power contracts in 2024 auctions

- **8 GW+** of new power auctions scheduled for August 2024
- Contracts may include **gas supply to existing power plants** or **new PPAs** owned by NFE

Supply 4 MTPA of LNG from TGS

- **3 MTPA** targeted for new and existing power dispatch
- **1 MTPA** for baseload customers

Develop 'satellite' terminals in Barcarena

- **1 GW of new power** and **0.6+ MTPA of industrial gas demand** in nearby sites lacking firm gas supply

3 Differentiated platform for rapid growth in Brazil

Gas & power – marketing and trading

- Ability to provide **duration & flexibility** to the market
- **Massive growth** in gas trading market in Brazil

New LNG terminal development

- Need for new thermal power drives need for new terminal development

Datacenter & digital infrastructure build-out

- Growing data center industry in Brazil will require **massive amounts of power**[6]

Existing contracts + near term growth = $1bn+ of EBITDA[2]

Illustrative run-rate EBITDA[2,4,7,10]


EBITDA ($mm)
2026
Run Rate[4]
1
~$470mm
2
~$400mm
NFE targeting 2.5 GW+ of long-term contracts including both existing & new-build power plants
3
~$200mm
Increase in LNG volumes under long-term gas contracts + Barcarena satellite terminal development
2028
Run Rate[9]
~$1.1bn
Contracted Run Rate EBITDA[2,3,4,10]
Growth - Contracted Power
Growth - Incremental Baseload Gas Supply[2,8,10]
Contracted + Growth Run Rate EBITDA[2,8,9,10]

Current contracts -18-year[5] weighted avg. duration of stable cash flows

Ramp up to ~$470mm[2,3,4,10] of 2026 run-rate EBITDA with existing contracts only


$mm
$300
$396
$567
$618
$89
$529
2025
2026
2027
2028
Gas & Power Margin
FSRU & Terminal Opex[11]
Run-Rate '28 Contracted EBITDA[2,8,9,10]
TGS Baseload Gas Supply
Alunorte Gas Supply
CELBA 630 MW Power Plant
Portocem 1.6 GW Power Plant
Project Rhodes 100 MW Power Plant
Barcarena Small Scale

2024 power auctions in Brazil

TGS terminal positioned to win 2.5 GW+ in auctions as both gas supplier to existing plants & as an owner of new power projects

2024 summer auctions

Capacity power auctions with expected **8 GW+** for new & existing power

Auction date
August 30, 2024

COD
2027 & 2028

The opportunity

TGS is uniquely positioned to capture 2.5 GW+

>3.5 GW
existing power without firm gas supply

300 TBtu+
existing baseload gas demand

TGS is the **only source of flexible fuel supply** in the region

Power assets without firm gas supply


TAG pipeline
260 TBtu/yr
NTS pipeline
136 TBtu/yr
178 MW
350 MW
500 MW
386 MW
827 MW
388 MW
485 MW
TBG pipeline
225 TBtu/yr
250 MW
TGS terminal
Power plants without PPAs

Source: Ministry of Mines and Energy, Energy Research Office

NFE expects the 2024 power auctions to drive ~$400mm in EBITDA[2,10], ramping up from 2025 - 2028

*Revenues driven by **fixed capacity payments** from new-build power plants, **fixed terminal fees** for gas supply to existing 3rd party power assets, and **upside on power plant dispatch***

NFE Targeting 2.5 GW+

of greenfield power development and supply to existing power plants

Expected terms

- Long term 15-year contracts
- Fixed and inflation linked capacity payments
- Ability to supply spot cargoes with margin via JKM-linked pricing
- Supportive local financing

EBITDA of ~$125mm/GW[12]

+ Upside from dispatch (~$3/MMBtu margin)

Source: Ministry of Mines and Energy, Energy Research Office

Organic growth from additional gas supply & "satellite" terminals expected to add ~$200mm in incremental EBITDA[2] through 2026

Existing terminal capacity of 12 MTPA, 8 MTPA available after accounting for existing contracts

Santa Catarina (TGS)


178 MW
350 MW
388 MW
386 MW
827 MW
485 MW
500 MW
TAG Pipeline
NTS Pipeline
TBG Pipeline
TGS
250 MW
Power plants without PPAs(13)

Strategically located to serve >300 TBtu of existing demand without access to firm gas supply + growing demand from industrial clients

Barcarena


Satellite Terminal
Potential Demand: 17-19TBtu
490 km
Satellite Terminal
Potential Demand: 20-28TBtu
Alunorte Refinery
Barcarena Anchor Terminal
624 km

Sole gas entry point in the region, ability to upsize existing Alunorte contract & develop new satellite terminals to supply nearby industrial hubs of demand

Targeting near-term growth via 2024 power auctions & gas supply

Forecasted EBITDA[2] build-up from contracted-power and gas supply revenues

$mm

1 Existing **power & gas** contracts

2 Secure **2.5 GW+** in 2024 power auctions, ramping up by **2028**

3 Incremental gas supply opportunities benefit by **leveraging existing terminal**, returns drop directly to EBITDA with **little to no incremental costs**


$388
$85
$90
$213
$538
$136
$93
$308
$732
$157
$97
$478
$1,125
$210
$386
$529
2025
2026
2027
2028

1 Contracted EBITDA[2,3,4,10] 2 Growth – Contracted Power[2,8,10] 3 Growth – Incremental Baseload Gas Supply[2,8,10]

Current contracts & expected growth lead to ~$1.1bn EBITDA[2] by 2028

Power capex expected to be financed in competitive local market

		2025	2026	2027	2028
1	Barcarena: Contracted	$163	$235	$380	$400
2 3	(+) Barcarena: Growth	$37	$98	$118	$160
1	TGS: Contracted	$131	$136	$142	$173
2 3	(+) TGS: Growth	$120	$141	$163	$434
	Total Fixed Margin	**$451**	**$609**	**$803**	**$1,167**
	(-) FSRU Opex	($76)	($76)	($77)	($78)
	(-) Terminal Opex	($13)	($41)	($60)	($70)
	NFE Brazil EBITDA *(No Dispatch)*	**$362**	**$492**	**$666**	**$1,020**
	(+) 10% Dispatch	$26	$46	$66	$105
	Total EBITDA	**$388**	**$538**	**$732**	**$1,125**

Investment highlights summary

Our LNG terminals & power assets are strategically located to provide gas & power to growing & underserved markets in the North & South regions of Brazil

Unique LNG infrastructure asset that offers substantial value proposition to customers

Long term contracted portfolio of gas and power with diversified set of credit worthy off-takers

Several growth opportunities:
- potential to expand terminal utilization
- participate in new power capacity auctions

Creation of unique gas platform in Brazil, unlocking potential synergies

Brazil offers one of the best LNG & power opportunities globally & at scale

Need for new thermal power to balance the grid & regional gas constraints create opportunity

Brazil has a growing need for new gas and power…

Growing demand

214mm population

4.2% increase in electricity consumption in 2023

Brazil forecasts need for **20 GW of new, dispatchable power by 2032**

Need for new power capacity

Over 35 GW of thermal power contracts awarded in **23 auctions since 2006**

2024 auction for thermal power capacity expected to acquire **more than 8 GW**

Contracts indexed to **international LNG prices and indexed to inflation**

Robust local capital markets

Long-duration, bankable PPAs provide ability to finance majority of project capex with asset-level debt

Significant financing support from Brazil development bank BNDES

Brazil vs. US

1/8th of GDP per capita

1/5th of energy usage per capita

5x higher population growth

Source: World Bank, EPE (50% capacity availability), CCEE, International Monetary Fund, www.ourworldindata.org, World Bank

Brazil's export sector is booming

Growing trade surplus & economic growth

Brazil's trade balance (goods)



$85
$75
$65
$55
$45
$35
$25
$15
$5
($5)
($15)
Goods Trade Balance ($Bn)
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Source: Brazil Central Bank, BTG

#1 agriculture exporter	3x more than #2
#5 oil producer	Expected increase in production of 80% by 2029
#2 iron ore producer, minerals leader	5th largest mining jurisdiction across 90+ minerals
GDP growth	3% in 2023

Stable macro environment

Trade surplus leads to stable FX and rates

Key rates


USD/BRL FX -Right axis
Inflation - Left axis
Central Bank Rage - Left axis
Inflation and Central Bank Rate %
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
-
6.00x
5.50x
5.00x
4.50x
4.00x
3.50x
3.00x
FX
2020
2021
2022
2023
2024
2025
2026

Based on prospects of Brazil's strong trade performance, the **currency is expected to strengthen** going forward, **while inflation and interest rates stabilize**

Source: Bloomberg

Brazil is the largest energy market in LatAm

The energy sector in Brazil represents a combination of a sizeable market with resilient consumption & strong growth potential

Largest electricity market in Latin America



(Installed Capacity in GW - 2022)
175
5.5x larger than the next largest player
32
18
15
13
6
5
3

Brazilian electricity consumption resilience



(Energy consumption in TWh / year)
Covid-19 resilience
Energy shortage "Black out Crisis"
2015-2017 recession
500
400
300
200
100
1000%
750%
500%
250%
0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Consumption (TWh)
Accumulated GDP Growth (%) - Nominal

Expected electricity demand growth



(CAGR 19E-28E [%])
2.19%
0.18%
0.16%
0.76%
0.07%
0.33%

Considerations

- Energy consumption is **broadly distributed across different segments** of the economy
  - **industrial consumption represents 36%**
- Solid, **well-established & predictable** regulatory framework
- Growth driven by a **growing demand for low-carbon energy sources** & favorable government policies

Source: EPE, UN, Fitch, BMI

Brazil energy grid is 82% seasonal and intermittent capacity

Energy supply struggling to meet demand in fast-growing Brazil

Key energy sector stats

Power generation installed capacity (GW)

1st	2,355
2nd	1,177
3rd	469
4th	335
5th	283
6th	250
7th	222[14]

Brazil's electricity demand **growing +4% per year**

Brazil installed capacity electric generation[14] (%)


1% others[15]
18% thermal[16]
49% Hydro
33% other renewables[17]

The Brazilian grid is **highly dependent on hydrology and other intermittent sources**

Energy consumption per capita (Kwh/yr)


12,702
7,799
7,704
6,984
6,199
3,162
1

Energy consumption per capita lags behind more developed economies

Natural gas consumption per capita (MMm³/yr)


2,842
2,644
919
803
149
41

With natural gas consumption even further behind

Source: U.S. Energy Information Administration, ANEEL, MME, Statista, ONS, Energy Institute

Brazil's power price follows volatile hydrological conditions

Reliance on hydro generation results in critical shortages and unpredictable prices

2021 hydro crisis was the **most severe** in 90 years

Hydro storage accounts for **less than 30 days** of consumption



Hydro Reserves (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Spot Price ($/Mwh)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
-
Hydro Reserves (%)
Spot Price ($/Mwh)

Source: ANEEL, CCEE

Massive capacity additions required to maintain energy supply

Brazil's Ministry of Energy: +20 GW of firm power required to keep system within 5% grid reserve[18]

Expect 8 GW+ capacity auction in 2024 for new & existing thermal power plants


Thermal Power Retirements (Cumulative)
Capacity Requirements (Cumulative)
Capacity (GW)
20
15
10
5
0
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

Source: Ministry of Mines and Energy, Energy Research Office

Thermal capacity build-up and dispatch: key to Brazil's energy security

Brazil's power matrix is highly dependent on hydro & renewables



120
100
80
60
40
20
0
GWs Installed [1]
Max demand 102 GW[21]
Avg. demand 69 GW[22]
Hydro + Renewables[19] capacity, post drought and intermittency

Spikes in thermal[20] dispatch in '14 & '21 driven by significant droughts



% Dispatch
100%
80%
60%
40%
20%
2006
2008
2010
2012
2014
2016
2018
2020
2022
Thermal Plant 1
Thermal Plant 2
Thermal Plant 3
Thermal Plant 4
Total Thermal

Source: ANEEL, CCEE, ONS

LNG terminals are the scarce resource for power in Brazil providing supply & flexibility

Availability of natural gas limits Brazil's ability to add more dispatchable power capacity

Historical demand: ~1,100 TBtu/yr

Projected demand: up to ~1,500 TBtu/yr



Gas Supply and Demand (TBtu)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Cumulative gas supply
LNG & Bolivia & National Supply
Bolivia & National Supply
National Supply
Thermal power demand[23]
Baseload gas demand
Industrial, automotive, residential, etc.

LNG provides the fuel Brazil's power system needs

Source: Ministry of Mines and Energy, Energy Research Office

Bolivian imports are 1/3 of gas supply today & declining

Any increase in Brazil's domestic gas supply is offset by expected Bolivian decline to zero by 2030

Bolivia's gas exports to Brazil reduced 50% from historical levels


TBtu
432
447
436
386
331
301
254
243
270
238
209
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Growing national production barely offsets the decrease in Bolivian imports


1,400
1,200
1,000
800
600
400
200
-
TBtu
National Supply
Bolivia Supply
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

National production alone cannot meet growing baseload demand plus the gas required for additional thermal capacity

Source: Ministry of Mines and Energy, Energy Research Office, Wood Mackenzie

LNG terminals are the solution to grow power capacity

LNG import terminals are key to meet growing baseload demand plus the gas required for additional thermal capacity


Barcarena, NFE
Sergipe,
eneva
(not connected to pipeline system)
Bahia,
PETROBRAS
Bolivia
Guanabara,
PETROBRAS
Açu,
(not connected to pipeline system)
bp
SPIC BRASIL
Offshore production
TGS, NFE
LNG Terminal Entry Point
NFE Terminals
TAG Pipeline
NTS Pipeline
TBG Pipeline

NFE owns 2 of the 6 operational LNG terminals in Brazil

Source: Ministry of Mines and Energy, Energy Research Office

Brazil power auctions: Proven mechanism to acquire necessary capacity

Bankable solution at scale creates globally unique investment opportunity

Historically, auctions in Brazil have mostly added intermittent capacity


GWs Awarded in Auctions
14
12
10
8
6
4
2
-
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Natural Gas
Hydro
Renewables24
Other Thermal25

Summary:

- + 112 GWs 2005-2022
- Pre 2010: ~60% hydro
- Post 2010: ~40% renewables
- Total gas: 23 GW

NFE owns 2.3 GW of contracted power assets + targeting >2.5 GW in capacity PPAs this summer

Capacity auctions in Brazil are a proven mechanism to supply long-term power

Source: Ministry of Mines and Energy, CCEE

1. NFE Brazil Opportunity
2. Brazil Macroeconomic and Power Outlook
3. **NFE Brazil Platform**
4. Growth Opportunities
5. NFE in Brazil

NFE Brazil current assets

LNG terminals

2 out of only 6 LNG terminals in Brazil

12 MTPA combined capacity (~36% of total LNG terminal capacity in Brazil)

46 TBtu gas sales agreements with Alunorte alumina refinery & CELBA power plant

Strategically located in gas constrained regions with limited access to firm gas supply today

Thermal power plants

2.3 GW power capacity from 3 Power Plants (COD between 2024-2026)

18-year[5] remaining weighted avg. contract **PPAs life**

Power plants serve as anchor customers to the terminal; **Significant remaining capacity** to supply growing demand

Additional upside from dispatch

Source: Ministry of Mines and Energy (MME); National Oil Agency (ANP)

Barcarena LNG terminal


ENERGOS

Alunorte
30 TBtu/yr
Started Mar 2024 for 15 years

CELBA Power Plant
~60% complete
COD Jul 2025 for 25 years

Portocem Power Plant
NTP Apr-24
COD Q3 2026 for 15 years

FSRU terminal capacity:
6 MTPA | 300 TBtu

FSRU maximum send out:
1,000 mmscf/d

Barcarena terminal is the sole source of LNG in the North region of Brazil

Barcarena

- **6 MTPA LNG import terminal** located in state of Pará
- Strategically located **adjacent to Alunorte Alumina Refinery,** largest alumina refinery in the world owned by Norsk Hydro & Glencore
- **Decarbonize Amazon** through fuel switching & replacing declining, high-priced gas supply

Contracts & infrastructure

- **FSRU:** "Energos Celsius"
- **Alunorte:** 30 TBtu, 15-year contract started March 2024
- **630 MW power plant:** 25-year PPA, COD: Q3 2025
  - EPC fully wrapped by Mitsubishi & Toyo-Setal, fully funded
- **1.6 GW power plant:** 15-year PPA, COD: Q3 2026
  - EPC fully wrapped by Mitsubishi & Andrade Gutierrez, fully funded


Barcarena
(PA)
Barcarena LNG
terminal
4,200 Foot HFO Jetty
Pipeline 20"
CELBA Power Plant
630 MW
PPA with 50% Inflex
Portocem Power Plant
PPA with 0% Inflex
Alunorte
~30 TBtu/yr
starting Mar 2024 for 15 years

Barcarena power assets: Construction & financing update




Pipeline 20"
Barcarena Power
Portocem Power Plant

CELBA Power Plant

Updates on construction

~60% complete

- ✓ Engineering 97%
- ✓ Procurement 85%
- ✓ Civil Cons. 70%
- ✓ Electromech. 15%

Financing strategy

Fully Financed via BNDES

Portocem Power Plant

Updates on construction

- ✓ PPA acquired and moved to Barcarena site
- ✓ Executed fully wrapped, fixed price, date certain EPC contract
- ✓ Closed financing

Financing strategy

Bridge-loan Executed in April
LT Financing Expected by 3Q24

TGS LNG Terminal



FSRU terminal capacity:
6 MTPA | 300 TBtu

FSRU maximum send out:
500 mmscf/d

TGS terminal will supply stranded power assets in south Brazil amidst declining gas supply from Bolivia

TGS

- **6 MTPA LNG import terminal** located in the state of Santa Catarina, Brazil
- **Connected to over 3.5 GW of existing power** without firm, long-term gas supply contracts
- **Over 300 TBtu of existing baseload demand** in the southern region of Brazil

Contracts & infrastructure

- **FSRU:** "Energos Winter"
- **Pipeline:** 33 km, 20" pipeline connected to Transportadora Brasileira Gasoduto Bolívia-Brasil ("TBG") pipeline
- **100 MW power plant:** 5-year PPA, Q3 2024
- **TBG Pipeline Balancing and System Usage Gas:** COD Q3 2024


Bolivian gas supply
TBG pipeline
4.5 MTPA flows to South Brazil
NTS pipeline
2.7 MTPA flows to South Brazil
Brazil domestic gas
TGS Terminal
TGS Terminal
Gas access to South Region (%)
Sao Paulo supply
38%
62%
Bolivia supply

Key commercial agreements


Counterparty
Credit Rating
Barcarena
Gas Supply
NFE North Trading
Barcarena Terminal
300 TBtu
FSRU Charter Agreement
CELBA Power Plant
630 MW
BNDES
Senior Debt
BRL $1.8bn
Portocem Power Plant
1,576 MW
Institutional
Senior Debt
(Up to BRL ~$6bn)
Hydro
15-yr GSA
Baa3 / BBB
9 LDCs
25-yr PPA
Ba2 / BB- / BB
(Brazil sovereign)
ccee
15-yr PPA
Ba2 / BB- / BB
(Brazil sovereign)
TGS
Gas Supply
NFE North Trading
TGS Terminal
300 TBtu
FSRU Charter Agreement
TBG Pipeline Balancing and System Usage Gas
Project Rhodes
100 MW
ccee
56 months PPA
Ba2 / BB- / BB
(Brazil sovereign)

NFE Brazil is supported by a diverse set of offtake agreements with credit worthy counterparties

Fixed margin breakdown and FX exposure of current contracts

Protected against inflation as BRL contracts are adjusted by IPCA

Contracted margin[26]


%
Power Assets Ramp-up
Gas
Power
100%
73%
27%
79%
21%
85%
15%
86%
14%
2024
2025
2026
2027
2028

Contracted margin FX exposure[26,27]


%
BRL
USD
100%
46%
54%
44%
56%
32%
68%
29%
71%
2024
2025
2026
2027
2028

Brazil business is growing rapidly with several short & long-term term growth avenues

Growth opportunities

Capacity auctions

Target **>2.5 GW** in upcoming 2024 capacity auctions

Supply 1 GW+ to satellite terminals in upcoming 2024 Eletrobras power auctions

Baseload supply

Upsize Alunorte gas supply contract by **30 Tbtu**

Supply gas to **industrial consumers** in the north and **stranded power assets** in the south

Capitalization

Evaluate equity raise to pursue future growth opportunities in Brazil

Partner with global gas suppliers to provide **flexible supply** to capacity power plants

Possibility of **NFE Brazil's IPO** to raise capital and invest in growth projects

Capitalization of NFE Brazil as an independent, self-funded entity supports continued business growth

Significant near-term growth opportunity: capacity auctions scheduled for summer 2024, expected 8 GW+

2 auctions announced March 8th for thermal power capacity, expect significant further auctions to satisfy growing demand

2024 Summer Reserve Capacity Power Auctions

2 auctions announced for thermal capacity on March 8th

Auction Date:

August 30th, 2024

COD:

2027 & 2028

Expected terms	
Capacity at Auction	8 GW+
Capacity Payment[28]	~$192/kW
Term	7 & 15 Years
Gas Pass-Through Index Options[29]	JKM or HH, Brent

Brazil regulators forecast need for 20 GW+ of new, dispatchable power by 2032


8 GW+ need in near-term
Capacity (GW)
0
5
10
15
20
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Thermal Power Retirements (Cumulative)
Capacity Requirements (Cumulative)

Source: Ministry of Mines and Energy, Energy Research Office

TGS uniquely positioned to win up to 3 GW in 2024 summer auctions, to be supplied through combination of existing & new power plants

Power assets without firm gas supply


TAG pipeline
260 TBtu/yr
NTS pipeline
136 TBtu/yr
178 MW
350 MW
386 MW
500 MW
827 MW
388 MW
485 MW
TBG pipeline
225 TBtu/yr
250 MW
TGS
terminal
Power plants
without PPAs

The opportunity

8 GW+ auction in 2024

>3.5 GW existing power without firm supply

300 TBtu+ existing baseload gas demand

Our 2024 plan

1.

Contract 2.5 GW+ new power in 2024 auctions

2.

Sign >10 TBtu gas supply with baseload customers

Barcarena growth plan: Amazon LNG hub

Development of satellite terminals & new power in neighboring states


Barcarena Terminal
Sole gas entry point in the region
Macapá - Satellite Terminal
Maranhão - Satellite Terminal
Alunorte Refinery
~388 miles
~305 miles
Barcarena Anchor Terminal

Macapá - Satellite Terminal

Macapá Power Plant	14 TBtu
Small Scale	3-5 TBtu
Total Demand	**17-19 TBtu**

Maranhão - Satellite Terminal

Alumar Refinery	16 TBtu
3 Capacity Auctions	4-12 TBtu
Total Demand	**20-28 TBtu**

Barcarena growth plan

1. **40%[30] free capacity at terminal to develop other regional gas + power sites**
2. **Contract 1 GW of new power in Eletrobras thermal power auctions in 2024 at key regional "satellite" terminals**
3. **Upsize existing supply contract with Alunorte by up to 30 TBtu**

NFE entered Brazil with $3.1bn Hygo acquisition in 2021, now operates 2 LNG import terminals & constructing >2.3GW of new power

NFE built & operated assets


Barcarena


TGS


CELBA 630MW
Power Plant

2021

NFE acquires Hygo (formerly Golar Power) for $3.1bn

Operational:

- 1.5 GW Sergipe power plant
- FSRU Golar Nanook
- LNGC Golar Celsius
- LNGC Golar Penguin

In Development:

- Barcarena LNG terminal
- TGS LNG terminal
- CELBA 610 MW PPA

2021 - 2023

NFE construction and development

COD:

- Barcarena LNG terminal
- FSRU Energos Celsius
- TGS LNG terminal
- FSRU Energos Winter

In Development:

- CELBA 630 MW Power Plant
- Portocem 1.6 GW Power Plant

2024+

Dominant Brazil infrastructure position

Sold:

- 1.5 GW Sergipe power plant
- FSRU Golar Nanook[31]
- FSRU Golar Celsius[31] (converted)
- LNGC Golar Penguin[31]

Developed:

- Barcarena LNG terminal
- FSRU Energos Celsius
- TGS LNG terminal
- FSRU Energos Winter
- Barcarena 2.2 GW power plants

7 years of development & construction create an advantage for existing infrastructure

LNG terminals are difficult to replicate; power capacity needs are now

Golar begins development… **…until NFE acquires LNG terminal & infrastructure assets in 2021**


2017
2018
2019
2020
2021
2022
2023
2024
Barcarena
Permitting
Construction
COD
TGS
Permitting
Construction
COD

New market entrants would require up to 8 years to develop & construct new LNG import terminals

Critical energy infrastructure coming online in the near term


2024
2025
2026
2027
Barcarena Terminal
Operational
CELBA Power Plant
Construction
Operational
Portocem Power Plant
Construction
Operational
TGS Terminal
Operational
Project Rhodes
Construction
Operational

Disclaimers

IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

FORWARD-LOOKING STATEMENTS: All statements contained in this Presentation other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future performance or our projected results. You can identify these forward-looking statements by the use of forward-looking words such as "expects," "may," "will," "can," "could," "should," "predicts," "intends," "plans," "estimates," "anticipates," "believes," "schedules," "progress," "targets," "budgets," "outlook," "trends," "forecasts," "projects," "guidance," "focus," "on track," "goals," "objectives," "strategies," "opportunities," "poised," or the negative version of these terms or other comparable words. Forward looking statements include but are not limited to: our ability to achieve our Illustrative Goals, including our Illustrative Total Segment Revenue Goal, our Illustrative Adjusted EBITDA and our Illustrative EPS, our ability to achieve a successful settlement related to the early termination of our contracts to provide emergency power services in Puerto Rico, our ability to increase volumes in Mexico, Puerto Rico, Jamaica and Brazil the successful development, construction, completion, operation and/or deployment of facilities, including our FLNG 1, FLNG 2, Brazil and Nicaragua projects, on time, within budget and within the expected specifications, capacity and design;; our ability to build out our Klondike Digital Infrastructure business, including our planned portfolio of 2 GW of turbines and our entry into any contracts related to these turbines; our ability to generate long duration cash flows with high-quality credit tenants; our ability to achieve our Illustrative EBITDA goals for our Brazil business, our expectations regarding decreases in Capex and the ability to finance our Portocem facility; our ability to bring the rest of our terminals online in 2024, as well as meet our capacity goals and expected utilization goals at the terminals; our ability to finance our 2025 Notes, our ability to achieve an improved leverage ratio, our ability to reduce the projected total capital expenditures throughout 2024 and going forward; and future strategic plans. These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company's control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward looking statements include, but are not limited to: failure to implement our business strategy as expected; risks related to the development, construction, commissioning and completion of facilities, including cost overruns and delays; failure to convert our customer pipeline into actual sales; risks related to the operation and maintenance of our facilities and assets; risks related to the operation and maintenance of our facilities and assets; failure of our third party contractors, equipment manufacturers, suppliers and operators to perform their obligations for the development, construction and operation of our projects, vessels and assets; the risk that the financing transactions cannot be executed due to market conditions and/or the Company's ability to negotiate acceptable terms; inability to successfully develop and implement our technological solutions, including our Fast LNG technology, or that we do not receive the benefits we expect from the Fast LNG technology; cyclical or other changes in the LNG and natural gas industries; competition in the energy industry; risks related to the approval and execution of definitive documentation; the receipt of permits, approvals and authorizations from governmental and regulatory agencies on a timely basis or at all; new, or changes to, existing governmental policies, laws, rules or regulations, or the administration thereof; failure to maintain sufficient working capital and to generate revenues, which could adversely affect our ability to fund our projects; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; and the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the Company's forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speak only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future, or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.'s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

PAST PERFORMANCE. Our past performance is not a reliable indicator or indicative of future results and should not be relied upon for any reason. There can be no assurance that the future performance of the Company, or any project, investment or asset of the Company, will be profitable or equal any corresponding indicated historical performance level(s).

ILLUSTRATIVE ECONOMICS. Illustrative economics are hypothetical values based on specified assumptions that are aspirational in nature rather than management's view of projected results. Actual results could differ materially and the hypothetical assumptions on which this illustrative data is based are subject to numerous risks and uncertainties.

Endnotes

1. Assumes 100% dispatch.
2. "EBITDA" means Adjusted EBITDA. "Adjusted EBITDA" is not a measurement of financial performance under GAAP and should not be considered in isolation or as an alternative to income from operations, net income, cash flow from operating activities or any other measure of performance or liquidity derived in accordance with GAAP. We believe this non-GAAP measure, as we have defined it, offers a useful supplemental view of the overall operation of our business in evaluating the effectiveness of our ongoing operating performance in a manner that is consistent with metrics used for management's evaluation of the Company's overall performance and to compensate employees. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation, and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, we exclude certain items from our SG&A not otherwise indicative of ongoing performance. We calculate Adjusted EBITDA as net income, plus transaction and integration costs, contract termination charges and loss on mitigations sales, depreciation and amortization, asset impairment expense, interest expense (net), other expense (income), net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our SG&A not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure, plus our pro rata share of Adjusted EBITDA from certain unconsolidated entities, less the impact of equity in earnings (losses) of certain unconsolidated entities plus certain non-capitalizable contract acquisition costs. Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of certain unconsolidated entities. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in our financial statements. Investors are encouraged to review the related GAAP financial measures and the reconciliation of Adjusted EBITDA to our GAAP net income, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions. Therefore, Adjusted EBITDA may not be necessarily comparable to similarly titled measures reported by other companies. Moreover, our definition of Adjusted EBITDA may not necessarily be the same as those we use for purposes of establishing covenant compliance under our financing agreements or for other purposes. Adjusted EBITDA should not be construed as alternatives to net income and diluted earnings per share attributable to Stockholders, which are determined in accordance with GAAP.
3. "Contracted EBITDA" or "Contracted Run Rate EBITDA" includes amounts expected to received under the following agreements executed or reasonably expected to be executed in 2024: (1) the 29.5 TBtu Norsk Hydro Gas Sales Agreement at an assumed ~$3/MMBtu margin, (2) the 25-year Power Purchase Agreement for CELBA 2 annual contracted capacity payment and assumed gas and margin of ~$7/MMBtu from contracted power sales, (3) the 15-year Power Purchase Agreement for PortoCem with ~$280mm contracted capacity payment (BRL denominated) and ~70% assumed EBITDA margin based on executed operating contracts and expected variable costs (4) 20 TBtu of Barcarena small scale contracts at an assumed margin of ~$6/MMBtu, (5) up to 14 TBtu (annualized) of pipeline balancing and system usage gas contracts for the TBG pipeline at an assumed margin in the range of ~$7/MMBtu to ~$9/MMBtu, (6) amounts related to an agreement that we have entered into to acquire a Power Purchase Agreement ("PPA"), (7) the amounts that the Company receives revenues (i) from a Brazil contract that has been executed but that has not yet been ratified by the Brazilian regulator, (ii) revenues related to our Barcarena power plant (CELBA 2) from partially executed hedge contracts. The contract is subject to a number of closing conditions, including that regulators confirm the continued effectiveness the PPA to allow the Seller to consummate the sale of the PPA to the Company, and (8) FSRU & Terminal Opex. The Company can make no assurance that the acquisition will be consummated and that the Company will achieve our Adjusted EBITDA Forecast. The Company does not provide forward-looking forecast on a GAAP basis as certain information, the probable significant of which cannot be determined, is not available and cannot be reasonably estimated.
4. Based on existing contracts ramp up through 2026 (90% fixed capacity payments or take-or-pay, 10% from expected power plant dispatch).
5. Based on installed capacity.
6. Each 20 MW IT capacity facility requires 34MW of power (assumes 1.6x PUE).
7. "Illustrative" or "Illustrative Goals" means our forward-looking view for the relevant metric. The goals are based on certain management assumptions applicable to the relevant metric. The goals are based on the Company's operating results, which are limited, and are provided for illustrative purposes only and therefore does not purport to be an actual representation of our future economics. Actual circumstances could differ materially from the assumptions, and actual performance and results could differ materially from, and there can be no assurance that they will reflect, our goals.

Endnotes

8. "Growth EBITDA" or "Growth Run Rate EBITDA" Represents management estimates for the additional Adjusted EBITDA growth related to strategic initiatives of the Company for the periods presented. There can be no assurance that the Company will achieve the Growth Forecast and any Growth may be significantly less than Management estimates. "Growth - Contracted Power" includes (1) 1.9 GW of newly contracted Capacity Power Purchase Agreements at substantially similar economics to PortoCem; and (2) 0.7 GW of gas supply to power plants in the region of NFE's TGS Terminal with an assumed terminal capacity fee of $1/MMBtu. "Growth - Incremental Baseload Gas Supply" includes (1) 30 TBtu of gas supply to satellite terminals to be developed in the Barcarena region at an assumed margin of $6/MMBtu; and (2) 60 TBtu of additional gas supply to new customers at substantially similar economics to the Norsk Hydro GSA. The Company can make no assurance that it will achieve its growth targets and that the Company will achieve our Growth EBITDA Forecast. The Company does not provide forward-looking forecast on a GAAP basis as certain information, the probable significant of which cannot be determined, is not available and cannot be reasonably estimated.
9. Based on existing contracts plus expected growth ramp up through 2028.
10. Assumes 10% dispatch.
11. "Run Rate FSRU & Terminal Opex" is based on the FSRU charter costs ranging between $79k and $111K per day rates and ~$10mm of annual terminal opex at each of NFE's terminals in Brazil based on executed operating contracts and expected variable costs of operating the terminals.
12. EBITDA per GW represents expected economics in the upcoming 2024 power auctions based on the 1.6 GW PortoCem Power Project's run-rate EBITDA of ~$200mm.
13. Includes expired or short-term PPAs.
14. Considers SIN installed capacity for 2024 estimated by ONS in May/2024.
15. Includes nuclear and other sources.
16. Includes gas, LNG, oil & diesel, and coal thermal plants, added to biomass plants.
17. Includes wind, solar, and distributed generation plants.
18. Power balance simulation analyzing 2,000 hydro scenarios and maximum instantaneous demand projection. The average power not supplied for these worst-case scenarios cannot exceed 5% of the maximum instantaneous demand.
19. Considers SIN installed capacity hydro and renewables capacity for 2024 estimated by ONS in May/2024 adj. for drought and intermittency, based on historical generation.
20. Includes gas, LNG, oil & diesel, and coal thermal plants, added to biomass plants.
21. Maximum power demand in a specific hour calculated in GWh/h over the last 5 years.
22. Average power generation in GWh over the last 5 years.
23. Projected thermal power demand: maximum gas demand of existing power plants + projects under construction + Eletrobras Southeast Region Auction. Does not include future capacity auctions.
24. Includes of wind and solar.
25. Includes of diesel, fuel oil, coal, biomass.
26. Considers contracted only and 10% dispatch.

Endnotes

27. For the FX exposure calculations, considers power fixed revenues as BRL, power gas margin when dispatched as USD and gas contracts as USD.
28. Capacity payment based on $175/kW expected in 2H 2024 Capacity Auctions, inflated to operations start date in 2028.
29. Auction bidders can select commodity index based on published values for the auction.
30. Considers gas consumption from thermal plants at 100% dispatch.
31. Upon sale, vessels chartered to NFE for 20 years.